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                      SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C. 20549
                   ________________________________________



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) April 26, 1995


                           THE MONTANA POWER COMPANY
            (Exact name of registrant as specified in its charter)


           Montana                     1-4566              81-0170530
(State or other jurisdiction         (Commission       (IRS Employer
     of incorporation)               File Number)      Identification No.)


                    40 East Broadway, Butte, Montana 59701
              (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code (406) 723-5421

                       Exhibit Index is found on page 4.

ITEM 5.  Other Events

                           First Quarter Net Income

      Consolidated net income for the quarter ended March 31, 1995, was 61 cents per share compared with 71 cents per share for the first quarter of 1994. Approximately one-half of the 10-cent decrease was the result of the coal arbitration decision received on March 24, 1995, regarding the coal supply agreement for Colstrip Units 1 and 2 discussed in the Form 8-K filed March 28, 1995. Consolidated net income was also adversely impacted by a decrease in utility revenues due to weak wholesale market conditions. Increased losses at Entech's underground mine in Colorado, resulting from production problems, also reduced consolidated net income.

      Consolidated net income for the twelve months ended March 31, 1995, was $1.90 per share, a decrease of 3 cents per share from the same period last year. The decrease resulted primarily from the previously discussed coal arbitration decision, wholesale market conditions and production problems at the Colorado mine. The decrease was moderated considerably by increases in Independent Power Group (IPG) earnings and investment income.

      For comparative purposes, the following table shows the breakdown of consolidated net income per share by principal business segment. While Entech's earnings were negatively impacted by the adjustment to revenues from the coal arbitration decision, the Utility benefited from the decision through a related reduction of power supply expense.

                                                Quarter Ended
                                             1995        1994

            Utility Operations            $     0.55  $     0.46
            Entech                              0.03        0.23
            Independent Power Group             0.03        0.02

                  Consolidated            $     0.61   $    0.71


                                             Twelve Months Ended
                                             1995        1994

            Utility Operations            $     0.99  $     1.01
            Entech                              0.71        0.90
            Independent Power Group             0.20        0.02

                  Consolidated            $     1.90   $    1.93

ITEM 7.  Exhibits

21a Consolidated Statements of Income for the Quarters Ended March 31, 1995 and 1994 and for the Twelve Months Ended March 31, 1995 and 1994.

21b Utility Operations Schedule of Revenues and Expenses for the Quarters Ended March 31, 1995 and 1994 and for the Twelve Months Ended March 31, 1995 and 1994.

21c Entech Operations Schedule of Revenues and Expenses for the Quarters Ended March 31, 1995 and 1994 and for the Twelve Months Ended March 31, 1995 and 1994.

21d Independent Power Group Operations Schedule of Revenues and Expenses for the Quarters Ended March 31, 1995 and 1994 and for the Twelve Months Ended March 31, 1995 and 1994.

                                 Exhibit Index

Exhibit                                                                   Page
21a   Consolidated Statement of Income for the Quarters Ended
      March 31, 1995 and 1994 and for the Twelve Months Ended
      March 31, 1995 and 1994.                                             5

21b   Utility Operations Schedule of Revenues and Expenses for
      the Quarters Ended March 31, 1995 and 1994 and for the
      Twelve Months Ended March 31, 1995 and 1994.                         6

21c   Entech Operations Schedule of Revenues and Expenses for the
      Quarters Ended March 31, 1995 and 1994 and for the Twelve
      Months Ended March 31, 1995 and 1994.                                7

21d   Independent Power Group Operations Schedule of Revenues
      and Expenses for the Quarters Ended March 31, 1995 and 1994
      and for the Twelve Months Ended March 31, 1995 and 1994.             8

CONSOLIDATED STATEMENT OF INCOME                                                    Exhibit 21a
The Montana Power Company and Subsidiaries
                                                      Quarter Ended      Twelve Months Ended
                                                        March 31,             March 31,
                                                      1995       1994      1995      1994
                                                              Thousands of Dollars
REVENUES. . . . . . . . . . . . . . . . . . . . . . $262,287   $277,816  $990,441  $1,014,665

EXPENSES:
  Operations. . . . . . . . . . . . . . . . . . . .  114,113    111,052   436,294     443,461
  Maintenance . . . . . . . . . . . . . . . . . . .   15,340     16,312    74,385      70,818
  Selling, general and administrative . . . . . . .   27,362     30,667   107,458     126,267
  Taxes other than income taxes . . . . . . . . . .   21,920     22,223    95,065      94,545
  Depreciation, depletion and amortization. . . . .   22,565     26,055    86,656      84,147
                                                     201,300    206,309   799,858     819,238

  INCOME FROM OPERATIONS. . . . . . . . . . . . . .   60,987     71,507   190,583     195,427

INTEREST EXPENSE AND OTHER INCOME:
  Interest. . . . . . . . . . . . . . . . . . . . .   10,955     10,781    42,990      46,763
  Other (income) deductions - net . . . . . . . . .   (1,576)       120   (11,148)    (11,304)
                                                       9,379     10,901    31,842      35,459

INCOME TAXES. . . . . . . . . . . . . . . . . . . .   17,276     21,428    49,995      53,625

NET INCOME. . . . . . . . . . . . . . . . . . . . .   34,332     39,178   108,746     106,343
DIVIDENDS ON PREFERRED STOCK. . . . . . . . . . . .    1,807      1,807     7,227       5,213

NET INCOME AVAILABLE FOR COMMON STOCK . . . . . . . $ 32,525   $ 37,371  $101,519  $  101,130

AVERAGE NUMBER OF COMMON SHARES OUTSTANDING (000) .   53,738     52,743    53,374      52,303

NET INCOME PER SHARE OF COMMON STOCK. . . . . . . . $   0.61   $   0.71  $   1.90  $     1.93

UTILITY OPERATIONS                                                                  Exhibit 21b
                                                      Quarter Ended      Twelve Months Ended
                                                        March 31,             March 31,
                                                      1995       1994      1995      1994
                                                              Thousands of Dollars

ELECTRIC UTILITY
REVENUES:
  Revenues. . . . . . . . . . . . . . . . . . . . . $117,184   $121,268  $423,602  $  422,227
  Intersegment revenues . . . . . . . . . . . . . .    1,573      1,536     5,962       7,615
                                                     118,757    122,804   429,564     429,842

EXPENSES:
  Power supply. . . . . . . . . . . . . . . . . . .    35,347    46,091   168,183     169,011
  Transmission and distribution . . . . . . . . . .    6,428      6,496    27,499      28,054
  Selling, general and administrative . . . . . . .   12,048     12,151    46,031      43,889
  Taxes other than incomes taxes. . . . . . . . . .   11,605     10,730    43,089      40,169
  Depreciation and amortization . . . . . . . . . .   10,621     10,175    41,144      39,944
                                                      76,049     85,643   325,946     321,067

  INCOME FROM ELECTRIC OPERATIONS                     42,708     37,161   103,618     108,775

NATURAL GAS UTILITY:

REVENUES:
  Revenues (other than gas supply cost revenues). .   32,099     29,643    91,370      86,205
  Gas supply cost revenues. . . . . . . . . . . . .    8,898      7,572    19,517      20,148
  Intersegment revenues . . . . . . . . . . . . . .      355        194     1,078         822
                                                      41,352     37,409   111,965     107,175


EXPENSES:
  Gas supply costs. . . . . . . . . . . . . . . . .    8,898      7,572    19,517      20,148
  Other production, gathering and exploration . . .     2,615     1,827     9,671       8,351
  Transmission and distribution . . . . . . . . . .    2,581      2,332    10,403       9,358
  Selling, general and administrative . . . . . . .    4,516      4,335    18,247      17,284
  Taxes other than income taxes . . . . . . . . . .    3,545      3,419    13,833      13,101
  Depreciation, depletion and amortization. . . . .    2,571      2,382     9,634       9,099
                                                      24,726     21,867    81,305      77,341

  INCOME FROM GAS OPERATIONS. . . . . . . . . . . .   16,626     15,542    30,660      29,834

INTEREST EXPENSE AND OTHER INCOME:
  Interest. . . . . . . . . . . . . . . . . . . . .   11,094     10,750    43,357      45,746
  Other (income) deductions - net . . . . . . . . .   (2,087)      (279)   (5,755)     (1,080)
                                                       9,007     10,471    37,602      44,666

INCOME BEFORE INCOME TAXES. . . . . . . . . . . . .   50,327     42,232    96,676      93,943

INCOME TAXES. . . . . . . . . . . . . . . . . . . .   19,360     15,958    36,574      35,809

UTILITY NET INCOME. . . . . . . . . . . . . . . . . $ 30,967   $ 26,274  $ 60,102  $   58,134

ENTECH OPERATIONS                                                                   Exhibit 21c
                                                      Quarter Ended      Twelve Months Ended
                                                        March 31,             March 31,
                                                      1995       1994      1995      1994
                                                              Thousands of Dollars
COAL

REVENUES:
  Revenues. . . . . . . . . . . . . . . . . . . . . $ 53,103   $ 65,693  $240,309  $  236,162
  Intersegment revenues . . . . . . . . . . . . . .      298     11,527    30,973      39,203
                                                      53,401     77,220   271,282     275,365

EXPENSES:
  Cost of sales . . . . . . . . . . . . . . . . . .    40,440    41,340   168,357     157,811
  Selling, general and administrative . . . . . . .    7,815      7,596    29,683      26,100
  Taxes other than income taxes . . . . . . . . . .    5,540     10,500    32,773      35,120
  Depreciation, depletion and amortization. . . . .    3,743      3,514    12,878      10,755
                                                      57,538     62,950   243,691     229,786

  INCOME FROM COAL OPERATIONS                         (4,137)    14,270    27,591      45,579

OIL AND NATURAL GAS:

REVENUES:
  Revenues. . . . . . . . . . . . . . . . . . . . .   23,275     26,204    95,092     111,097
  Intersegment revenues . . . . . . . . . . . . . .      132         85       302         365
                                                      23,407     26,289    95,394     111,462

EXPENSES:
  Cost of sales . . . . . . . . . . . . . . . . . .   12,861     15,801    51,342      69,548
  Selling, general and administrative . . . . . . .    2,242      2,204     8,552       8,610
  Taxes other than income taxes . . . . . . . . . .      630        900     3,070       4,084
  Depreciation, depletion and amortization. . . . .    4,488      4,596    18,357      18,940
                                                      20,221     23,501    81,321     101,182

  INCOME FROM OIL AND NATURAL GAS OPERATIONS. . . .    3,186      2,788    14,073      10,280

OTHER OPERATIONS:

REVENUES:
  Revenues. . . . . . . . . . . . . . . . . . . . .    6,380      5,532    24,558      22,545
  Intersegment revenues . . . . . . . . . . . . . .      144        188       777         752
                                                       6,524      5,720    25,335      23,297

EXPENSES:
  Cost of sales . . . . . . . . . . . . . . . . . .    4,356      4,212    16,930      16,451
  Selling, general and administrative . . . . . . .    1,271        983     5,005       4,009
  Taxes other than income taxes . . . . . . . . . .       81         72       297         358
  Depreciation, depletion and amortization. . . . .      403        474     1,874       1,986
                                                       6,111      5,741    24,106      22,804

  INCOME FROM OTHER OPERATIONS. . . . . . . . . . .      413        (21)    1,229         493

INTEREST EXPENSE AND OTHER INCOME:
  Interest. . . . . . . . . . . . . . . . . . . . .    2,348        315     3,459       2,150
  Other (income) deductions - net . . . . . . . . .   (1,227)       558    (4,220)    (10,307)
                                                       1,121        873      (761)     (8,157)

INCOME BEFORE INCOME TAXES. . . . . . . . . . . . .   (1,659)    16,164    43,654      64,509

INCOME TAXES. . . . . . . . . . . . . . . . . . . .   (3,328)     4,336     5,925      17,187

ENTECH NET INCOME . . . . . . . . . . . . . . . . . $  1,669   $ 11,828  $ 37,729  $   47,322
/TABLE

INDEPENDENT POWER GROUP OPERATIONS                                                  Exhibit 21d
                                                      Quarter Ended      Twelve Months Ended
                                                        March 31,             March 31,
                                                      1995       1994      1995      1994
                                                              Thousands of Dollars
REVENUES:
  Revenues. . . . . . . . . . . . . . . . . . . . . $ 20,024   $ 20,956  $ 92,716  $  111,651
  Earnings from unconsolidated investments. . . . .    1,180        760     2,500       3,878
  Intersegment revenues . . . . . . . . . . . . . .      336        257     1,539       4,710
                                                      21,540     21,973    96,755     120,239

EXPENSES:
  Operation and maintenance . . . . . . . . . . . .    17,276    18,062    74,296     104,778
  Selling, general and administrative . . . . . . .      814        627     4,274       9,858
  Taxes other than income taxes . . . . . . . . . .      520        433     2,004       1,712
  Depreciation and amortization . . . . . . . . . .      740      1,083     2,769       3,424
                                                      19,350     20,205    83,343     119,772

  INCOME FROM OPERATIONS. . . . . . . . . . . . . .     2,190     1,768    13,412         467

INTEREST EXPENSE AND OTHER INCOME:
  Interest. . . . . . . . . . . . . . . . . . . . .        0          6        15         163
  Other (income) deductions - net . . . . . . . . .     (750)      (448)   (5,013)     (1,213)
                                                        (750)      (442)   (4,998)     (1,050)

INCOME BEFORE INCOME TAXES. . . . . . . . . . . . .    2,940      2,210    18,410       1,517

INCOME TAXES. . . . . . . . . . . . . . . . . . . .    1,244      1,134     7,495         630

IPG NET INCOME. . . . . . . . . . . . . . . . . . . $  1,696   $  1,076  $ 10,915  $      887

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           THE MONTANA POWER COMPANY
                                                     (Registrant)

                                       By /s/ W. C. Verbael

                                          W. C. Verbael
                                          Vice President - Accounting,
                                            Finance and Information Services

Dated:  April 26, 1995